Reserves (Tables)	12 Months Ended
Jun. 30, 2022
Disclosure of reserves within equity [abstract]
Summary of Reserves

	2022 A$	2021 A$
Foreign Currency Translation Reserve (a)	6,186,334	5,119,200
Share-based Payments Reserve (b)	6,337,264	6,328,691
Total Reserves	12,523,598	11,447,891

(a)
Foreign Currency Translation Reserve

Exchange differences arising on translation of the foreign controlled entities are taken to the foreign currency translation reserve, as described in Note 2(i). The reserve is recognised in profit or loss when the investment is disposed of.

(b)
Share-based Payments Reserve

The share-based payments reserve is used to recognise the fair value of options and warrants issued over the vesting period or the period of the Consultancy Agreement, as applicable. Further information about share-based payments is set out in Note 21.